GOLDMAN SACHS ETF TRUST

Goldman Sachs Small Cap Core Equity ETF

(the “Fund”)

Supplement dated February 22, 2024 to the

Prospectus and Summary Prospectus, each dated December 29, 2023

Effective immediately, the Fund’s Prospectus and Summary Prospectus are revised as follows:

The following replaces in its entirety the first paragraph under the “Goldman Sachs Small Cap Core Equity ETF—Summary—Principal Strategy” section in the Fund’s Prospectus and the “Principal Strategy” section in the Fund’s Summary Prospectus:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a portfolio of equity investments in small-cap issuers. Small-cap issuers are companies with relatively small market capitalizations. As of December 31, 2023, small-cap issuers generally have public stock market capitalizations between $100 million and $16 billion; however, this capitalization range will change over time and with market conditions. The Fund may also invest in securities outside of the then-existing small-cap issuer capitalization range at the time of investment.

The following replaces in its entirety the first paragraph under the “Investment Management Approach—Principal Investment Strategies—Goldman Sachs Small Cap Core Equity ETF” in the Fund’s Prospectus:

The Fund invests, under normal circumstances, at least 80% of its Net Assets in a portfolio of equity investments in small-cap issuers. Small-cap issuers are companies with relatively small market capitalizations. As of December 31, 2023, small-cap issuers generally have public stock market capitalizations between $100 million and $16 billion; however, this capitalization range will change over time and with market conditions. The Fund may also invest in securities outside of the then-existing small-cap issuer capitalization range at the time of investment. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name. If the market capitalization of a company held by the Fund moves outside this range, the Fund may, but is not required to, sell the securities.

This Supplement should be retained with your Prospectus and Summary Prospectus for future reference.

EQTYETF8OPSTK 02-24